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                                                                   Exhibit 10.15

                            PURCHASE ORDER ADDENDUM
                                      TO
                     AGREEMENT FOR PURCHASE OF RECEIVABLE
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     This is an addendum to the Agreement, dated as of March 19, 1998 (the
"Agreement"), between LINKON CORPORATION and FINANCIAL ACCOUNTS MANAGEMENT SERVICES, A DIVISION OF IMPERIAL BANK. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement.

     In addition to the purchase of Receivables under the Agreement, Seller may from time to time offer to sell to Purchaser, and Purchaser in its sole and absolute discretion, may from time to time elect to buy from Seller, Seller's right to payment (whether or not earned or unearned, and including any resulting Receivables) with respect to one or more purchase orders (each a "Purchase Order") given by prospective Account Debtors to Seller; such purchase to be subject to the following terms and conditions:

     1. The Advance Rate with respect to such Purchase Orders shall not exceed 20%.

     2. The face amount of such Purchase Order shall become part of the Account Balance and shall be subject to the maintenance of the Reserve pursuant to the provisions of the Agreement.

     3. The total unrepaid amount of funding to be provided by Purchaser to Seller with respect to such Purchase Orders shall not exceed the lesser of:
     (a) $400,000 or (b) the outstanding amount of the Reserve plus $200,000.

     4. In connection with any purchase by Purchaser of any Purchase Order, seller shall provide to Purchaser such confirmations, acknowledgments, or other undertakings from the prospective Account Debtor under such Purchaser Order as Purchaser may request.

     5. Except as specifically modified hereby, the purchase by Purchaser of such Purchase Order shall be otherwise treated as the Purchase by Purchaser of a Purchased Receivable pursuant to the provisions of the Agreement and shall be subject to the terms and conditions of the Agreement.


Dated: 3/26/98                           LINKON CORPORATION
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                                         By /s/ Thomas V. Cerabona
                                            ---------------------------------
                                         Title  Vice President
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